SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2004

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

          NEVADA                         0-18808                 13-3530765
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(State or other jurisdiction)         (Commission          (IRS Employer ID No.)
     of incorporation                   File No.)

         7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona 85253
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 8.01 OTHER EVENTS AND REQUIRED FD DISCLOSURE

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated September 29, 2004 titled "Great Western Land Closes on Sale of Willow Springs Ranch."


Exhibit No.  Description
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99 News release for Great Western Land and Recreation, Inc. dated September 29, 2004 titled "Great Western Land Closes on Sale of Willow Springs Ranch."


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2004                       GREAT WESTERN LAND AND RECREATION, INC.

                                         By: /s/ Ron O'Connor
                                             -----------------------------------
                                             Senior Vice President and
                                             Chief Financial Officer